Exhibit 10.5 29 June 2022

____________________29 June 2022
SYNEOS HEALTH UK LIMITED (as Syneos) and SYNEOS HEALTH, INC. (as Syneos Health, Inc.) and ALISTAIR MACDONALD (as Executive) (as Executive)

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DEED OF AMENDMENT related to the CONSULTING AGREEMENT AND SETTLEMENT AGREEMENT

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THIS DEED OF AMENDMENT (this “Deed”) is entered into on 29 June 2022

BETWEEN:

(1)
SYNEOS HEALTH UK LIMITED, a company registered in England with registered number 04428083 and having its registered office at Farnborough Business Park, 1 Pinehurst Road, Farnborough, Hampshire, England, GU14 7BF (“Syneos”);
(2)
SYNEOS HEALTH, INC., a Delaware company (“Syneos Health, Inc.”); and
(3)
ALISTAIR MACDONALD, residing at Wilton House, 13 Sunning Avenue, Sunningdale, Berkshire, SL5 9PN (the “Executive”).

each a “Party” and together the “Parties”.

Background

(A)
On 29 April 2022, Syneos Health, Inc. and the Executive entered into the Consulting Agreement, and Syneos and the Executive entered into the Settlement Agreement.
(B)
The Parties would like to amend the Consulting Agreement and the Settlement Agreement as set out in Clause 2 below.

THE PARTIES AGREE as follows:

1.
DEFINITIONS AND INTERPRETATION
1.1
Capitalised terms used but not defined in this Deed shall have the meaning given to such terms in the Consulting Agreement and the Settlement Agreement (as defined below).
1.2
Additional Definitions

In this Deed:

“CMDC” means the Compensation and Management Development Committee of the board of directors of Syneos Health, Inc.;

“Consulting Agreement” means the Consulting Agreement executed between Syneos Health, Inc. and the Executive on 29 April 2022;

“Effective Date” means the date of this Deed; and

“Settlement Agreement” means the Settlement Agreement executed between Syneos and the Executive on 29 April 2022.

1.3
Clause headings shall not affect the interpretation of this Deed.
1.4
A reference to a company shall include any company, corporation or other body corporate, wherever and however incorporated or established.

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1.5
This Deed shall be binding on, and enure to the benefit of, the parties to this Deed and their respective personal representatives, successors and permitted assigns, and references to any party shall include that party’s personal representatives, successors and permitted assigns.
1.6
Unless the context otherwise requires, words in the singular shall include the plural and in the plural shall include the singular.
1.7
Unless the context otherwise requires, a reference to one gender shall include a reference to the other genders.
1.8
A reference to any party shall include that party’s personal representatives, successors and permitted assigns.
1.9
Any obligation on a party not to do something includes an obligation not to allow that thing to be done.
1.10
A reference to “this Deed” or to any other deed, agreement or document referred to in this Deed is a reference to this Deed or such other deed, agreement or document as varied or novated (in each case, other than in breach of the provisions of this Deed) from time to time.
1.11
Any words following the terms including, include, in particular, for example or any similar expression shall be construed as illustrative and shall not limit the sense of the words, description, definition, phrase or term preceding those terms.
2.
AMENDMENT OF THE CONSULTING AGREEMENT AND THE SETTLEMENT AGREEMENT
2.1
With effect from the Effective Date, each of the Parties hereby agrees that the definition of Forfeited PRSU Awards in the Consulting Agreement and the Settlement Agreement is deleted and replaced with the following:

“Forfeited PRSU Awards” means the unvested Syneos Health, Inc. Global Performance Restricted Stock Unit awards (or portions thereof) granted to you pursuant to the Syneos Equity Plan:

(i) on January 15, 2021 in respect of 48,170 Performance Restricted Stock Units; and

(ii) on January 18, 2022 in respect of 30,498 Performance Restricted Stock Units.”

For the avoidance of doubt, the number of Retained Awards shall reflect this amended definition of Forfeited PRSU Awards.

2.2
With effect from the Effective Date, each of the Parties hereby agrees that, with regard to the Retained Awards, the following numbers which are in the table at Section 3.4 of the Settlement Agreement reflect the maximum number of PRSUs held by the Executive under each relevant grant that could vest, rather than the target amount:

Grant	Vesting/Distribution	Units
20CEOPSU_R	MAR/15/2023	36,577.50
20CEOPSU_E	MAR/15/2023	12,192

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The actual number of PRSUs that vest pursuant to each award will be certified by the CMDC consistent with all other outstanding PRSUs held by participants in the Plan for the relevant performance period.

2.3
With effect from the Effective Date, each of the Parties hereby agrees that clause 6.1 of the Settlement Agreement shall be amended so that Syneos’ contribution to the Executive’s legal costs shall be for an amount up to £13,000 plus VAT, subject to the terms of clause 6 of the Settlement Agreement.
3.
consents, acknowledgements and waivers
3.1
Each of the Parties hereby:
(a)
consents (to the extent, if any, that such consent is or may be required pursuant to the Consulting Agreement and/or the Settlement Agreement) to the terms of this Deed and to the execution and delivery of this Deed by the other Parties to this Deed; and
(b)
waives any other notice required prior to or in connection with the amendment to the Consulting Agreement and/or Settlement Agreement contained in this Deed.
3.2
It is the intention of the Parties that the amendments to the Consulting Agreement and the Settlement Agreement contained in this Deed shall become effective notwithstanding any requirements of form, notice or delivery contained in the Consulting Agreement and/or Settlement Agreement.
4.
FURTHER ASSURANCE

Each of the Parties shall, at its own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Deed.

5.
COUNTERPARTS
5.1
This Deed may be executed in any number of counterparts, each of which when executed and delivered shall constitute a duplicate original, but all the counterparts shall together constitute the one Deed.
5.2
Transmission of an executed counterpart of this Deed (but for the avoidance of doubt not just a signature page) by e-mail (in PDF, JPEG or other agreed format) shall take effect as delivery of an executed counterpart of this Deed. If such method of delivery is adopted, without prejudice to the validity of the deed thus made, each party shall provide the others with the original of such counterpart as soon as reasonably possible thereafter.
5.3
No counterpart shall be effective until each party has executed and delivered at least one counterpart.
6.
GOVERNING LAW

This Deed and any non-contractual obligations arising out of or in connection with this Deed shall be governed by and construed in accordance with the laws of England.

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7.
jurisdiction

The Parties agree that the courts of England are to have exclusive jurisdiction to settle any disputes which may arise out of or in connection with this Deed and accordingly submits to the exclusive jurisdiction of the courts of England. The Parties hereby waive any objection to the courts of England on the grounds that they are an inconvenient or inappropriate forum.

8.
EXECUTION

The Parties have executed this Deed as a deed and intend to deliver, and do deliver, this Deed on the date stated at the beginning of this Deed.

IN WITNESS of which this Deed has been executed as a deed on the date first written above.

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This document has been executed as a deed and is delivered and takes effect on the date stated at the beginning of it.

Executed as a deed by SYNEOS HEALTH UK LIMITED acting by Jonathan Olefson, in the presence of:

/s/ Abigail Jeck

Signature of witness

Abigail Jeck

Name of witness

[REDACTED]

.......................................

.......................................

Address of witness

Attorney

Occupation of witness

/s/ Jonathan Olefson

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Executed as a deed by SYNEOS HEALTH, INC. acting by Jonathan Olefson, in the presence of:

/s/ Abigail Jeck

Signature of witness

Abigail Jeck

Name of witness

[REDACTED]

.......................................

.......................................

Address of witness

Attorney

Occupation of witness

/s/ Jonathan Olefson

Signed as a deed by ALISTAIR MACDONALD in the presence of:

.......................................

Signature of witness

.......................................

Name of witness

.......................................

.......................................

.......................................

Address of witness

.......................................

Occupation of witness

/s/ Alistair Macdonald

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